AMMENDMENT NO. 3

                          TO

              THIRD AMENDED AND RESTATED

           LONG TERM REVOLVING CREDIT AGREEMENT

         This WAIVER AND AMENDMENT NO. 3 to "CREDIT AGREEMENT" (as defined below), dated as of September 1, 2000 (the "Amendment"), is entered into by and among Ag-Chem Equipment Co., Inc. (the "Borrower"), Ag-Chem Europe, B.V. ("Ag-Chem Europe"), Ag-Chem Equipment Canada, Ltd. ("Ag-Chem Canada", and together with Ag-Chem Europe, the "Multicurrency Subsidiary Borrowers"), the institutions from time to time party to the Credit Agreement as lenders (the "Lenders"), and Bank One, NA, as the Agent under the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                  WITNESSETH

         WHEREAS, the Borrower, the Multicurrency Subsidiary Borrowers, the Lenders and the Agent are parties to a Third Amended and Restated Long Term Revolving Credit Agreement, dated as of June 4, 1999 (as amended, the "Credit Agreement");

         WHEREAS, the Borrower and the Multicurrency Subsidiary Borrowers wish to amend the Credit Agreement in certain respects-,

         WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Multicurrency Subsidiary Borrowers, the Agent and the Lenders hereby agree as follows:

      1. Amendment. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

         (a) The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to insert at the end thereof the following:
"From and after September 1, 2000, Bank One Canada shall have no commitment to extend any Advance hereunder."

         (b) The definition of "Tranche B Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows: "Tranche B Commitment" means the CDN Dollar Equivalent Amount of US$0.00."


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         (c) Section 2. 1 (b) of the Credit Agreement is hereby amended to insert at the end thereof the following: "From and after September 1, 2000, neither the Company nor any Multicurrency Subsidiary Borrower shall request and the Canadian Lender shall not extend any Canadian Advance. All outstanding Canadian Advances, together with accrued and unpaid interest thereon and fees related thereto, if any, shall be repaid in full on September 1, 2000."

         (d) Section 2. 1 (e) of the Credit Agreement is hereby amended to insert at the end thereof the following: "No Facility Fee shall accrue on the Tranche B Commitment from and after September 1, 2000."

         (e) Section 2.2(b) of the Credit Agreement is hereby amended to insert at the end thereof the following: "No Canadian Advance shall be requested or extended from and after September 1, 2000."

         (f) Bank One Canada's signature page to the Credit Agreement is hereby amended to delete therefrom the number "5,000,000" and to substitute therefor the number "0".

      2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received (i) five (5) duly executed originals of this Amendment from the Borrower, the Multicurrency Subsidiary Borrowers and the Required Lenders, and
(ii) evidence satisfactory to it that all outstanding Canadian Advances, if any, together with accrued interest and Facility Fees thereon, have been paid in full.

      3. Representations and Warranties of the Borrower and the Multicurrency Subsidiary Borrowers. Each of the Borrower and each Multicurrency Subsidiary Borrower hereby represents and warrants as follows:

         (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Borrower and each Multicurrency Subsidiary Borrower and is enforceable against the Borrower and each Multicurrency Subsidiary Borrower in accordance with its terms.

         (b) Upon the effectiveness of this Amendment, each of the Borrower and each Multicurrency Subsidiary Borrower hereby (i) represents that no Default or Event of Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement to which it is a party, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

       4. Effect on the Credit Ageement.

         (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                                      2


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         (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

      6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 735 ELCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

                    The remainder of this page is intentionally blank.

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         IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first above written.


AG-CHEM EQUIPMENT CO., INC., as the     AG-CHEM EUROPE, B.V., as a Multicurrency
Borrower                                Subsidiary Borrower

By:    /s/ John C. Retherford           By:    /s/ John C. Retherford
       ----------------------------            ----------------------------
Name:  John C. Retherford               Name:  John C. Retherford
Title: Senior Vice President            Title: Supervisory Director


AG-CHEM EQUIPMENT CANADA, LTD., as      BANK ONE, NA, as a Lender and as Agent
a Multicurrency Subsidiary Borrower     under the Credit Agreement

By:    /s/ John C. Retherford           By:    /s/ Jenny Gilpin
       ----------------------------            ----------------------------
Name   John C. Retherford               Name:  Jenny A. Gilpin
Title: Vice President                   Title: First Vice President


COOPERATIEVE CENTRALE RAIFFEISEN-       HARRIS TRUST AND SAVINGS BANK, as a
BOERENLEENBANK B.A., "RABOBANK          Lender under the Credit Agreement
INTERNATIONAL", NEW YORK BRANCH,
as a Lender under the Credit            By:    /s/ Andrew T. Claar
Agreement                                      ----------------------------
                                        Name:  Andrew T. Claar
By:    (illegible signature)            Title: Vice President
       ----------------------------
Name
Title: Senior Credit Officer and
       Senior Vice President

By:    /s/ David W. Nelson
       ----------------------------
Name:  David W. Nelson
Title: Executive Director


BANK ONE CANADA, formerly known
as First Chicago NBD Bank, Canada,
as a Lender under the Credit
Agreement

By:    /s/ Randall Taylor
       ----------------------------
Name:  Randall Taylor
Title: SVP

By:
       ----------------------------
Name:
Title: